UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2010

TechniScan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 521-0444

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2010, TechniScan, Inc., a Delaware corporation (the “Company”) entered into a Placement Agency Agreement (the “Agreement”) with Stonegate Securities, Inc., a Texas corporation (“Stonegate”) to retain Stonegate as the Company’s non-exclusive placement agent in connection with future private placements of the Company’s securities.  Pursuant to the Agreement, the Company issued Stonegate 150,000 shares of its common stock to compensate Stonegate for its due diligence efforts.

On December 8, 2010, the Company entered into a Professional Services Agreement with PCOF Partners, LLC, a Delaware limited liability company (“PCOF Partners”). Pursuant to the Professional Services Agreement, PCOF Partners will serve as a non-exclusive consultant and advisor to the Company on various financial matters. As compensation for its services, the Company issued PCOF Partners 375,000 shares of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the common stock was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D. The recipient(s) of our securities took them for investment purposes without a view to distribution.  Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Placement Agency Agreement between TechniScan, Inc. and Stonegate Securities, Inc. effective December 7, 2010
Exhibit 10.2	Professional Services Agreement between TechniScan, Inc. and PCOF Partners, LLC effective December 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

December 13, 2010	By:	Steven K. Passey
		Name:	Steven K. Passey
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Placement Agency Agreement between TechniScan, Inc. and Stonegate Securities, Inc. effective December 7, 2010
10.2	Professional Services Agreement between TechniScan, Inc. and PCOF Partners, LLC effective December 8, 2010